' 10.3

AMENDMENT AGREEMENT

THIS AGREEMENT is made as of the 8th day of April, 2005

BETWEEN: Miranda U.S.A., Inc., a Nevada Corporation

(herein called the "Optionor")

OF THE FIRST PART

AND: Golden Aria Corp., a Nevada Corporation

(herein called the "Optionee")

OF THE SECOND PART

WHEREAS:

The parties entered into an Exploration Agreement With Option to Joint Venture dated the 6th day of April, 2005 (the "Agreement") whereby the Optionee can acquire an undivided sixty percent (60%) interest in the Coal Canyon Property; and

The parties now wish to amend the Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that the Agreement is amended as follows:

By the deletion of paragraph 1.2 in its entirety and the substitution therefor of the following:

1.2 Area of Interest shall mean the area shown on ' A attached hereto and shall include any and all mineral interests staked, located, granted or acquired by or on behalf of either of the parties hereto during the currency of this Agreement which are located, in whole or in part, within one mile of the existing perimeter of the Property;

2. The parties hereby ratify and confirm the Agreement in all other respects.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the 8th day of April, 2005.

Miranda U.S.A., Inc.

Per:

Ken Cunningham, President

Golden Aria Corp.

Per:

Gerald Carlson, President

' A
COAL CLAIM LIST

Claim Name	BLM-NMC	Loc. Date	County	Book	Page
Coal 1	847957	24-May-03	Eureka	361	279
Coal 2	847958	24-May-03	Eureka	361	280
Coal 3	847959	24-May-03	Eureka	361	281
Coal 4	847960	24-May-03	Eureka	361	282
Coal 5	847961	24-May-03	Eureka	361	283
Coal 6	847962	24-May-03	Eureka	361	284
Coal 7	847963	24-May-03	Eureka	361	285
Coal 8	847964	09-Apr-03	Eureka	361	286
Coal 9	847965	09-Apr-03	Eureka	361	287
Coal 10	847966	09-Apr-03	Eureka	361	288
Coal 11	847967	09-Apr-03	Eureka	361	289
Coal 12	847968	09-Apr-03	Eureka	361	290
Coal 13	847969	09-Apr-03	Eureka	361	291
Coal 14	847970	09-Apr-03	Eureka	361	292
Coal 15	847971	24-May-03	Eureka	361	293
Coal 16	847972	09-Apr-03	Eureka	361	294
Coal 17	847973	09-Apr-03	Eureka	361	295
Coal 18	847974	09-Apr-03	Eureka	361	296
Coal 19	847975	09-Apr-03	Eureka	361	297
Coal 20	847976	09-Apr-03	Eureka	361	298
Coal 21	847977	09-Apr-03	Eureka	361	299
Coal 22	847978	09-Apr-03	Eureka	361	300
Coal 23	847979	08-Apr-03	Eureka	361	301
Coal 24	847980	08-Apr-03	Eureka	361	302
Coal 25	847981	08-Apr-03	Eureka	361	303
Coal 26	847982	08-Apr-03	Eureka	361	304
Coal 27	847983	08-Apr-03	Eureka	361	305
Coal 28	847984	08-Apr-03	Eureka	361	306
Coal 29	847985	08-Apr-03	Eureka	361	307
Coal 30	847986	08-Apr-03	Eureka	361	308
Coal 31	847987	09-Apr-03	Eureka	361	309
Coal 32	847988	09-Apr-03	Eureka	361	310
Coal 33	847989	09-Apr-03	Eureka	361	311
Coal 34	847990	09-Apr-03	Eureka	361	312
Coal 35	847991	08-Apr-03	Eureka	361	313
Coal 36	847992	08-Apr-03	Eureka	361	314
Coal 37	847993	08-Apr-03	Eureka	361	315
Coal 38	847994	08-Apr-03	Eureka	361	316

' A
COAL CLAIM LIST
					page 2
Claim Name	BLM-NMC	Loc. Date	County	Book	PAGE
Coal 39	847995	08-Apr-03	Eureka	361	317
Coal 40	847996	08-Apr-03	Eureka	361	318
Coal 41	847997	08-Apr-03	Eureka	361	319
Coal 42	847998	10-Apr-03	Eureka	361	320
Coal 43	847999	10-Apr-03	Eureka	361	321
Coal 44	848000	11-Apr-03	Eureka	361	322
Coal 45	848001	11-Apr-03	Eureka	361	323
Coal 46	848002	11-Apr-03	Eureka	361	324
Coal 47	848003	11-Apr-03	Eureka	361	325
Coal 48	848004	11-Apr-03	Eureka	361	326
Coal 49	848005	11-Apr-03	Eureka	361	327
Coal 50	848006	11-Apr-03	Eureka	361	328
Coal 51	848007	11-Apr-03	Eureka	361	329
Coal 52	848008	11-Apr-03	Eureka	361	330
Coal 53	848009	11-Apr-03	Eureka	361	331
Coal 54	848010	11-Apr-03	Eureka	361	332
Coal 55	848011	11-Apr-03	Eureka	361	333
Coal 56	848012	11-Apr-03	Eureka	361	334
Coal 57	848013	11-Apr-03	Eureka	361	335
Coal 58	848014	11-Apr-03	Eureka	361	336
Coal 59	848015	11-Apr-03	Eureka	361	337
Coal 60	84806	12-Apr-03	Eureka	361	338
Coal 61	848017	12-Apr-03	Eureka	361	339
Coal 62	848018	12-Apr-03	Eureka	361	340
Coal 63	848019	12-Apr-03	Eureka	361	341
Coal 64	848020	12-Apr-03	Eureka	361	342